Supplement to the
Fidelity Advisor® Biotechnology Fund
Class A, Class T, Class C and Class I
September 29, 2016
As Revised February 10, 2017
Summary Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Effective December 12, 2016, the redemption fee for Fidelity Advisor® Biotechnology Fund has been removed.

AFBT-SUM-17-01 1.9880401.101	March 1, 2017